                                                                  EXHIBIT - 25.1

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

                          ___________________________


                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                        13-5160382
(State of incorporation                         (I.R.S. employer
if not a U.S. national bank)                    identification no.)
One Wall Street, New York, N.Y.
(Address of principal executive offices)        10286
                                                (Zip code)

                          ___________________________

                           DIVA SYSTEMS CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware
(State or other jurisdiction of                 (I.R.S. employer
incorporation or organization)                  identification no.)

333 Ravenswood Avenue                           94025
Building 205                                    (Zip code)
Menlo Park, California
(Address of principal executive offices)

                          ___________________________

               12-5/8% Senior Discount Notes due 2008, Series B
                      (Title of the indenture securities)

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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                         Name                                           Address
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    Superintendent of Banks of the State                2 Rector Street, New York, N.Y.  10006,
    of New York                                         and Albany, N.Y. 12203

    Federal Reserve Bank of New York                    33 Liberty Plaza, New York, N.Y.  10045

    Federal Deposit Insurance Corporation               Washington, D.C.  20429

    New York Clearing House Association                 New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of December, 1998.

                                       THE BANK OF NEW YORK

                                       By:    /s/  MARIE E. TRIMBOLI
                                            -----------------------------
                                            Name: MARIE E. TRIMBOLI
                                            Title:   ASSISTANT TREASURER

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                                                                       EXHIBIT 7
                                                                       ---------

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                    Dollar Amounts
ASSETS                                               in Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and
  coin...........................................  $ 7,301,241
 Interest-bearing balances.......................    1,385,944
Securities:
 Held-to-maturity securities.....................    1,000,737
 Available-for-sale securities...................    4,240,655
Federal funds sold and Securities purchased
 under agreements to resell......................      971,453
Loans and lease financing receivables:
 Loans and leases, net of unearned
 income.....................38,788,269
 LESS: Allowance for loan and
 lease losses..................632,875
 LESS: Allocated transfer risk
 reserve.............................0
 Loans and leases, net of unearned income,
  allowance, and reserve.........................   38,155,394
Assets held in trading accounts..................    1,307,562
Premises and fixed assets (including capitalized
 leases).........................................      670,445
Other real estate owned..........................       13,598
Investments in unconsolidated subsidiaries and
 associated companies............................      215,024
Customers' liability to this bank on acceptances
 outstanding.....................................      974,237
Intangible assets................................    1,102,625
Other assets.....................................    1,944,777
                                                   -----------
Total assets.....................................  $59,283,692
                                                   ===========
LIABILITIES
DEPOSITS:
 In domestic offices.............................  $26,930,258
 Noninterest-bearing...11,579.390
 Interest-bearing......15,350,868
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs.........................   16,117,854
 Noninterest-bearing......187,464
 Interest-bearing......15,930,390
Federal funds purchased and Securities sold
 under agreements to repurchase..................    2,170,238
Demand notes issued to the U.S.Treasury..........      300,000
Trading liabilities..............................    1,310,867
Other borrowed money:
 With remaining maturity of one year or less.....    2,549,479
 With remaining maturity of more than one year
  through three years............................            0
 With remaining maturity of more than three years       46,654
Bank's liability on acceptances executed and
 outstanding.....................................      983,398
Subordinated notes and debentures................    1,314,000
Other liabilities................................    2,295,520
                                                   -----------
Total liabilities................................   54,018,268
                                                   ===========
EQUITY CAPITAL
Common stock.....................................    1,135,284
Surplus..........................................      731,319
Undivided profits and capital reserves...........    3,385,227
Net unrealized holding gains (losses) on
 available-for-sale securities...................       51,233
Cumulative foreign currency translation
 adjustments.....................................      (37,639)
Total equity capital.............................    5,265,424
                                                   -----------
Total liabilities and equity capital.............  $59,283,692
                                                   ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                      _
     J. Carter Bacot   |
     Thomas A. Renyi   |-   Directors
     Alan R. Griffith _|

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